SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)           JUNE 24, 1999
                                                        ---------------------


                            PAGE AMERICA GROUP, INC.
             (Exact name of registrant as specified in its charter)


      NEW YORK                          1-10682                  13-2865787
(State of other jurisdiction          (Commission              (IRS Employer
  of incorporation)                   File Number)              ID Number)

 c/o Bariston Associates, Inc.
  ONE INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS                  02110
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (617) 330-8950



--------------------------------------------------
(Former name or former address, if changed since last report)

This Amendment No. 1 is filed to include the completed signature page inadvertently omitted from the initial filing. No changes in the body of, or exhibits to, the initial filing are made hereby.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PAGE AMERICA GROUP. INC.


                                               By: /s/ David A. Barry
                                                  ______________________
                                                  Name:  David A. Barry
                                                  Title: President and Chairman



Dated as of:   June 28, 1999